PUMA GLOBAL TRUST NO. 1 QUARTERLY SERVICING REPORT
IN RESPECT OF THE QUARTERLY PERIOD FROM 22 MARCH 2004 TO 20 JUNE 2004

NOTE INFORMATION

	Class A Notes	Class B Notes	Total US$ Notes
Original Principal Balance of each class of Note at the time of their issue	US$1,158,000,000	US$42,000,000	US$1,200,000,000
Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$433,128,245	US$42,000,000	US$475,128,245
Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$46,966,511	US$0	US$46,966,511
Principal Balance of each class of Note after payments referred to above have been applied	US$386,161,734	US$42,000,000	US$428,161,734
Note Factor at the end of the Quarterly Payment Date	0.333473000	1.000000000
Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$1,456,153	US$169,867	US$1,626,020
LIBOR in respect of this quarterly period	1.11000%	1.11000%
Rate of interest payable on each class of Note in respect of this quarterly period	1.33000%	1.60000%
SUBORDINATION LEVELS
Moody’s indicative required subordination level at time of issue	3.00%
Standard & Poor’s indicative required subordination level at time of issue	1.85%
Fitch indicative required subordination level at time of issue	2.60%
Initial Subordination Level provided on the Closing Date	3.50%
Actual Subordination Level on this Quarterly Payment Date	9.81%
A$ REDRAW NOTES AND A$ SUBORDINATED NOTES
As at 11 June 2004 no A$ Redraw Notes or A$ Subordinated Notes have been issued
REDRAW FACILITY
Redraw Facility Limit as at 11 June 2004	A$4,750,000
Redraw Facility Principal at the commencement of this Quarterly Payment Date	A$250,000
Redraw Facility Principal at the end of this Quarterly Payment Date	A$250,000
Redraw Facility Principal repaid during the quarterly period	A$0
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date	A$3,915
Interest paid on Redraw Facility Principal during the quarterly period	A$3,390
PRINCIPAL CASH BALANCE IN AUD
Principal Cash Balance at the commencement of this Quarterly Payment Date	A$4,639,920
Principal Cash Balance at the end of this Quarterly Payment Date	A$4,181,270
INCOME RESERVE IN AUD
Income Reserve at the commencement of this Quarterly Payment Date	A$0
Income Reserve at the end of this Quarterly Payment Date	A$0

COLLECTION INFORMATION IN AUD
Collections (1) held by the Trustee in relation to this Quarterly Payment Date	A$111,265,798
Less : Principal Cash Balance at the end of the Quarterly Payment Date	A$4,181,270
Less : Income Reserve at the end of the Quarterly Payment Date	A$0
Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date	A$107,084,528
Less : Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$0
Less : Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period	A$15,353,061

A$ Collections to be paid to Currency Swap Provider in relation to repayment of US$ Notes on the Quarterly Payment Date	A$91,731,468

Principal Collections (net of redraws) in relation to this Quarterly Payment Date	A$91,731,468
Less : Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans	A$0
Less : Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$0

A$ Principal Collections to be paid to Currency Swap Provider in relation to repayment of US$ Notes on the Quarterly Payment Date	A$91,731,468

US$ Equivalent of Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	US$46,966,511

(1)	The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws

PUMA GLOBAL TRUST NO. 1 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 22 MARCH 2004 TO 20 JUNE 2004 (continued)

HOUSING LOAN POOL INFORMATION IN AUD

			Maximum Current
		Number of Housing	Housing Loan	Minimum Current
	Number of Housing Loans	Loan Accounts	Balance	Housing Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	6,068	7,341	A$849,950	A$0

		Weighted Average
	Weighted Average Original	Current	Maximum Original	Total Valuation of the
	Loan-to-Value Ratio	Loan-to-Value Ratio	Loan-to-Value Ratio	Security Properties
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	75.18%	66.37%	95.00%	A$1,505,826,799

		Outstanding Balance	Outstanding Balance
		of Fixed Rate	of Variable Rate	Average Current
	Outstanding Balance of Housing Loans	Housing Loans	Housing Loans	Housing Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$832,072,066	A$81,623,836	A$750,448,230	A$137,125

		Weighted Average
	Maximum Remaining Term	Remaining	Weighted Average	Stated Income
	To Maturity	Term to Maturity	Seasoning	Proportion
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	333 months	307 months	50 months	1.82%

FURTHER ADVANCE INFORMATION IN AUD

Aggregate amount of Further Advances (not being subordinated further advances) made during the period	A$0.00

DELINQUENCY INFORMATION

As at the opening of business on June 1, 2004.

			Outstanding Balance
			of the Applicable	Percentage of Pool by
		Percentage of Pool	Delinquent Housing	Outstanding Balance
	Number of Housing Loans	by number	Loans	of Housing Loans
30 - 59 days	10	0.14%	A$1,714,244	0.21%
60 - 89 days	3	0.04%	A$452,924	0.05%
90 - 119 days	4	0.05%	A$611,965	0.07%
Greater than 120 days	7	0.10%	A$1,625,216	0.20%

Total Arrears	24	0.33%	A$4,404,349	0.53%

MORTGAGE INSURANCE CLAIMS INFORMATION

Details provided are in respect of the period since the Closing Date to the opening of business on June 1, 2004.

Amount of mortgage insurance claims made:	A$69,297
Amount of mortgage insurance claims paid:	A$67,900
Amount of mortgage insurance claims pending:	A$1,397
Amount of mortgage insurance claims denied:	A$0.00